petroriver OIL

The Real Energy Comes from Our People

Forward-Looking Statements

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Transition Report on Form 10-K, recent Quarterly Reports on Form 10-Q, and recently filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/, and in our other public filings and press releases. These forward-looking statements are based on Petro River Oil Corporation's ("PTRC") current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Many statements included in this presentation also discuss or rely upon the use or acquisition of unproven technologies, which require significant further R&D and are subject to the risks of failure inherent in the development of innovative technologies. No assurance can be given that PTRC will acquire any technologies discussed in this presentation. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation.

Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission.

Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Transition Report on Form 10-K for the transition period from January 1, 2013 to April 30, 2013, recent Quarterly Reports on Form 10-Q, and recently filed Current Reports on Form 8-K, available on our website at www.petroriveroil.com. You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

Executive Summary

Overview

- Petro River continues to strive to execute its three phase strategic plan (est. 2012), and is currently in Phase II of this plan
- Petro River secured a financing of $6.5M from a strategic Chinese partner on December 12, 2013
  - Continuing to pursue joint venture opportunities to raise capital and support company growth
- Successfully set-up technology solutions platform, Petro Spring, a wholly owned subsidiary of Petro River
  - Will continue to build out this venture
    - Add team members
    - Source opportunities domestically and globally
    - Establish infrastructure consummate with strategic direction
- At January 31, 2014, Petro River had $9.2M in cash available to be deployed to generate value for the company
- Petro River plans to continue to seek additional funding for drilling

Development Plan

Management 4 Year Strategic Plan (2012 – 2015)

Phase I
2012
(Complete)

- **Acquisition of Metro Energy Group assets in emerging area ✓**
  - 20,000 acres in the Mississippi Lime ✓
  - 60 sq mi. Proprietary 3D seismic ✓
  - Producing Mississippi Lime wells ✓
  - Associated infrastructure ✓
  - Merger to go public (OTCBB:PTRC) ✓

Phase II
2013 - 2014
(Underway)

- **Expansion of acreage position and initial testing**
  - Build acreage position to 80 – 100k net acres ✓
  - Establish production to fund corporate structure ✓
  - Begin pilot project on shallow oil properties ✓
  - Pursue joint development funding (in process)
  - Build out core management team (in process)
  - Establish & build technology platform (in process)
  - Pursue uplisting

Phase III
2014 - 2015

- **Expand and develop to maximize value**
  - Active drilling program in the Mississippian
  - Build acreage position to 250 – 350k net acres
  - Increase joint venture development funds
  - Begin development program on shallow oil properties

Who We Are: Petro River Oil Overview

People

- **Proven** management team
- Demonstrated **Track record** of operational excellence, capital discipline and acquisition expertise
- **Innovative**, value driven **culture** that leverages **technology** and **experience** to produce **economic results**
- Committed to **rate of return driven growth**

Assets

- **Mississippian Lime** oil play with **85,000 net acres** across Marion, Harvey, Butler and Cowley County, Kansas
- Resource base is prospective for oil and liquids
- **Significant potential** for reserve and **production growth** from **thousands** of potential **drilling locations**
- Leasehold **position** in core **Missouri heavy oil play**
- **Large OOIP resource potential**

Capital

- **Simple and strong balance sheet**
- **No debt**
- Low cost of capital potentially available through joint venture funding
- **In active negotiations** for potential **Joint Venture funding**

Who We Are: Leadership Team

Scot Cohen
Executive Chairman

- Over 20 years experience in institutional asset management
- Founder and Managing Partner of Iroquois Capital Opportunity Fund, private equity fund focused on North American E&P
- Manager of several operating and non-operating oil and gas investing partnerships

Luis Vierma
EVP Geophysics & Geology

- Former Head of Exploration & Production for PDVSA and Chairman of Citgo
- Former Director of CITGO, PDVST owned US refineries
- Former Vice-Chairman of OPEC long term strategy
- B.S. in Chemistry from Universidad Central de Venezuela and an M.S. in Geology (Geochemistry of Petroleum) from the University of Indiana, in Bloomington

Daniel Smith
EVP Operations

- Over 17 years experience in the Oil and Gas industry
- Registered Professional Petroleum Engineer
- Prior experience at Sonat Exploration and XTO
- B.S. in Chemical Engineering from Texas A&M

Ruben Alba
EVP Unconventional

- Over 16 years of industry experience
- Head technical positions at both Halliburton and Superior Well Service
- Holds three patents in unique completion technologies
- B.S. in Chemical Engineering Degree from New Mexico State University

James Rector
Chief Technology & Geophysics Advisor

- World renowned E&P technologist with over 30 years of industry experience
- Senior consultant to dozens of companies including Shell, Chevron, BP, and Baker Hughes
- Co-founder of successful E&P and service companies, inventor on several key MWD patents
- Professor of Geophysics at the University of California at Berkeley
- Ph.D. in Geophysics from Stanford University

Who We Are: Leadership Team

Jonathan Rudney
Senior Advisor

- Over 30 years of executive experience in the Oil and Gas industry
- Former CEO of Century Exploration Resources
- Current CEO of Concord Energy

Jesse Crews
Operations and Geology Consultant

- Over 12 years of experience in project management geology, geophysics, and engineering
- Registered Professional Geologist in California
- Expert in 3D seismic interpretation, log / core analysis and surface and subsurface geology mapping / outcrop analysis
- M.S. Applied Geophysics from University of California at Berkeley

Matthew Bell
Technology Solutions Consultant

- President of GEODynamics Inc.
- Former Vice President of Shell Technology Ventures
- Holds 5 patents in Chemical Engineering
- Master of Engineering in Chemical Engineering from Imperial College of Science, Technology & Medicine in London

Marcelo Laprea-Bigott
Reservoir Science

- 23 years of academic experience at Universidad de Oriente, Venezuela
- Extensive background in developing and delivering technical training courses in the field of reservoir engineering for a variety of companies.
- Graduated in Petroleum Engineering at Universidad del Zulia, Venezuela, received from Texas A&M University both a M.S. and PhD in Petroleum Engineering

Gary Williky
EVP Business Development

- 30 years experience in the financial industry
- Expertise in Public Relations and Investor Relations
- B.S. in Liberal Arts from Arizona State University

Petro River Assets: Mississippian

Mississippian is a Premier US Oil Play

Oil Resource Play	Size
Mississippian	17 MM acres
Bakken	10-15 MM acres
Eagle Ford	6 MM acres
Niobrara	5 MM acres
Wolfberry	4 MM acres


Bakken
Niobrara
Hz. Mississippian
Wolfberry
Eagle Ford

Petro River Assets: Mississippian



Central
Kansas
Uplift
KANSAS
West Kansas Miss
East Kansas Miss
Petro River Focus Area
Oklahoma Miss
OKLAHOMA

- Predominately oil and liquids production
- High permeability, shallow carbonate reservoir
- ~17,000 vertical and ~1,400 horizontal well data points
- Play has produced hydrocarbons since ~1896
- Average 275 Boe/d IP, 456 Mboe EUR and 80% IRR
- Rigs abundant and only require ~1,000 HP
- Shallow depths ~2,500 to ~4,500 feet, 150 to 350 uplifting thickness
- Scalability and respectability
- Extensive infrastructure

Petro River Assets: Mississippian

Current Petro River Lease Position


McPHERSON
MARION
CHASE
HARVEY
BUTLER
GREENWC
SEDGWICK
ELK
SUMNER
COWLEY
CHAUTAUC

- 115,000 gross / 85,000 net acres in East Kansas Mississippian
- 100% operated
- 3 to 5 year primary term leases with extensions (all leased in 2012)
- ~60 sq. mi. proprietary 3D seismic
- Potential for over 2,400 vertical and 600 horizontal drilling locations
- Significant offset operators including Chesapeake (NYSE:CHK), SandRidge (NYSE:SD), Range (NYSE:RRC), Tapstone Energy, & Source Energy



Petro River Oil | Tapstone | Source | Chesapeake | SandRidge | Range

Petro River Assets: Missouri Assets

In addition to its Mississippian Lime acreage in Kansas, Petro River also has a core position in an exciting heavy oil play developing in Missouri. Shallow, heavy oil in western Missouri and eastern Kansas is well known and documented. Wells have been drilled throughout western Missouri for over a hundred years. Jackson, Cass, Bates, Vernon and Barton counties contain the bulk of this oil. These deposits are known to contain several billion barrels of oil.



Kansas City
Topeka
Jefferson City
St. Louis
Wichita
Springfield
Coffeeville Refinery
Heavy Oil: The heaviest oil deposits are located in the western part of the state.
Atchison
Jackson
Cass
Bates
Vernon
Barton
St. Louis County
Number of oil leases producing at least one barrel in 2004.
Untapped Resource: The most concentrated potential oil deposits are found in Barton, Vernon and southern Bates Counties.
Source: Missouri Department of Natural Resources
Graphic Design by Skeena Graphics and Mapping 2008

- **Shallow Reservoir**
- **Ultra-low Drilling Costs**
- **Large Resource Base**
- **Negligible Exploration Risk**
- **Existing Infrastructure**
- **Friendly Development Environment (landowners & regulators)**
- **Heavy Oil**
- **Several Billion Barrels OOIP regionally.**

Petro River Assets: Missouri Infrastructure

Petro River has extensive infrastructure in place including two production facilities each capable of handling 1,000 barrels oil per day (bopd). Total production peaked at over 300 bopd.


KANSAS HOPPER

Petro River Assets: Kentucky Assets

Petro River also has a core position in western Kentucky. Tar Sand deposits have been recognized as a potentially significant mineral resource since the middle of the 19th Century. This area is estimated to contain three billion barrels of oil regionally. Exploration and development activities indicate that significant oil resources are present in subsurface tar-sand deposits. Pilot studies have demonstrated that technologies are available for the successful recovery of oil from both sub-surface and surface deposits.



Marathon Robinson IL Refinery
Marathon Catlettsburg Refinery
Louisville
Lexington
Elizabethtown
MegaWest Energy Corp.
MegaWest Moonshine 1-36-25 #102
Graphic Design by Skeena Graphics and Mapping 2008

- **Shallow Reservoir**
- **Ultra-low Drilling Costs**
- **Large Resource Base**
- **Friendly Development Environment (landowners & regulators)**
- **Heavy Oil**
- **Three Billion Barrels OOIP regionally**

Heavy Oil Solutions

Petro River has extensive studies and pilot project data related to Heavy Oil solutions and methods of recovery. Projects are planned to implement unique recovery techniques that have shown pilot project success.


File: Section 7 Reservoir M
User: E0023
Date: 3/14/2008
Z/X: 7.00:1
101-ADB
101-CBA (Del 03)
1.00
0.96
0.92
0.88
0.84
0.80
0.76
0.72
0.68
0.64
0.60
0.56
0.52
0.48
0.44
0.40
0.36
0.32
0.28
0.24
0.20
0.16
0.12
0.08
0.04
0.00




MRP Oil Viscosity vs. Temperature
10000
1000
100
10
1
Viscosity (cp)
0
50
100
150
200
250
300
350
400
Temperature (F)
Dead Oil
Live Oil II
Lab Measurements

Accelerating Value through JVs

Petro River is in discussions with third parties about possible joint venture funding. This has proved a successful financing model with a number of operators in the Mississippian and other plays across the United States.

Key Benefits:

- De-risk early stage capital investment and increases pace of evaluation
- Preserve value with significantly reduced capital investment
- High capital efficiency
- Significant uplift to project returns
- Enhance financial flexibility

Recent Transactions in the Mississippian

Seller	Buyer	Date	Net Acreage	Total Consideration	Valuation (per acre)
Chesapeake Energy	Sinopec	February 2013	425,000	$1,020 million	$2,400
Atlas Resource Partners	Midstates Petroleum	September 2012	8,550	$40 million	$4,678
Eagle Energy	Midstates Petroleum	August 2012	103,000	$650 million	$6,311
Undisclosed	Natural Resource Partners	May 2012	19,200	$64 million	$3,333
Equal Energy	Atlas Resource Partners	April 2012	7,250	$18 million	$2,483
Devon Energy	Sinopec	January 2012	408,293	$2,200 million	$5,388
SandRidge Energy	Repsol	December 2011	363,636	$1,000 million	$2,750
SandRidge Energy	Atinum Partners	August 2011	113,520	$500 million	$4,405
				Weighted Average	**$3,735**

Seller	Buyer	Date	Net Acreage	Total Consideration	Valuation (per acre)
SandRidge Trust II	Institutional Investors	January 2012	31.800	$590 million	$18,553
SandRidge Trust I	Institutional Investors	January 2011	26,242	$338.7 million	$12,907
				Weighted Average	**$16,001**

Source: IHS

Key Metrics

Petro River Oil Acreage Holdings

Petro River Current Acrage		
	Gross	Net
Total Petro River Acreage [1]	**164,982**	**95,181**
Mississippian	115,000	85,000
Missouri	22,832	22, 467
Kentucky	27,150	10,181

Petro River Key Financial Metrics

Key Financial Metrics	
Common Stock (as of Jan 31, 2014)	**818.6M**
Market Cap (as of April 10, 2014)[2]	**$57.3M**
Debt	**$0.0M**
Cash (as of Jan 31, 2014)	**$9.2M**

[1] This does not include additional immaterial legacy assets as a result of the reverse merger with MegaWest.
[2] The closing price of PTRC shares on April 10, 2014 was $0.07 per share, as reported on finance.yahoo.com.

Petro Spring Overview

Petro Spring will address multiple aspects of the energy services industry with a focus on providing technology solutions.

Executive Summary

- Align the interests of experienced industry executives, world-class academic experts, and venture capital and finance professionals within the oil and gas space toward developing solutions for pressing exploration and development problems
- Effectively identify, evaluate, and select relevant technologies from these three different professional sourcing networks within the industry
- Leverage its relationships within the industry and around the world to deliver these technologies to appropriate end-users who stand to benefit from using them
- Structure deals to align the incentives of these related parties in order to achieve this objective
- Scale technology solutions with the proper access to capital and expertise
- Utilize team's expertise and strategic relationships to rapidly grow revenues and capture market share
- Integrate and export technology solutions into global markets
- Continue to layer on additional international markets and develop relationships to enhance growth potential

Petro Spring Overview

The Petro Spring Platform is a fully integrated offering.


Investment Capital
Scientific and
Technical Expertise
Oil & Gas
Assets
petrospring
Cutting-Edge
Technology
Operational
Experience

Technology Solutions Team

Petro Spring's *Technology Solutions Team* will seek to find potential partners in need of technologies or unique reservoir solutions globally, with an initial focus on shale in China and Latin America.



Petro Spring Technology Solutions Team
Latin America
China
US & Canada
Global Oil and Gas Companies In Need of Technology Solutions

Technology Development Strategy

Petro Spring will seek to source cutting edge oil and gas technologies in order to provide differentiated reservoir solutions that, once proven effective, can be "supersized" and broadly distributed to the market globally.

Petro Spring's Technology Development Strategy

Identify Solution

- **Leverage** Technology Sourcing Network to find cutting edge technologies
- **Partner** with relevant technology companies that exist
- **Develop** proprietary technology solutions when appropriate

Test & Develop

- **Deploy** technologies and processes on our target assets
- **Test** processes using proper engineering and management controls
- **Demonstrate** method for hydrocarbon production and profitability
- **Document** results via case studies, white papers, and intellectual property

"SUPERSIZE"

- **Promote** solutions
- **Launch** media campaigns
- **Fund** rapid growth
- **Acquire** development reserves for specific asset class solutions

Capitalize

- **Deliver** solutions to expanded global markets
- **Continue** growth through acquisition and field development
- **Leverage** relationships and negotiate partnerships for expansion

Technology Implementation

Technology alone, without the proper education, training, and personnel does not equate to optimal oil and gas extraction, but the right people, brainpower approach coupled with cutting edge technology does.

Technology

- **Technology alone may not be enough to optimize oil and gas recovery rates**



Technology + Brainpower & Expertise + Training & Education

- Petro Spring is in the process of formalizing its **management team and advisory board** that will include **some of the top experts** in oil and gas industry
- Petro Spring will **work with partner companies** to **develop assets** in both the **United States** and **abroad** as **technology solutions** are **developed**
- Petro Spring will provide the **training and expertise** required to **optimize oil and gas recovery**

